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Exhibit 10.5

AMENDMENT NO. 11 TO SERVICE AGREEMENT

        THIS AMENDMENT NO. 11 TO SERVICE AGREEMENT ("Amendment") is made as of January 1, 2009 by and between THE HEARST CORPORATION, a Delaware corporation ("Hearst"), and HEARST-ARGYLE TELEVISION, INC., a Delaware corporation (the "Company").

W I T N E S S E T H

        WHEREAS, Hearst and the Company entered into a Service Agreement dated as of August 29, 1997 and amended by Amendments Nos. 1 through 10 (the "Service Agreement"), pursuant to which Hearst provides certain services to the Company; and

        WHEREAS, Hearst and the Company mutually desire to amend the Service Agreement as set forth hereinafter;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Service Agreement as follows:

          1.     Section 3.1 of the Service Agreement is hereby amended by substituting the date of December 31, 2009 in place and instead of the December 31, 2008 date.

          2.     Effective January 1, 2009, Schedule 2.1A attached hereto and made a part hereof shall be substituted in place and instead of Schedule 2.1 of the Service Agreement.

          3.     Effective January 1, 2009, the Service Level Agreement attached as Addendum 1 hereto shall be made a part of the Service Agreement.

          4.     Hearst Service Center transaction charges for new acquisitions shall be priced using the current transaction rates and estimated volume.

          5.     Controller's office, Treasurer's office and Legal Department charges are annual estimates to service the entire group, these charges are allocations of specific departments' current year budgets to support the entire company.

          6.     This Amendment is subject to ratification by the independent members of the Company's Board of Directors.

          7.     Except as expressly set forth herein, all terms and conditions of the Service Agreement shall continue in full force and effect.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

THE HEARST CORPORATION			HEARST-ARGYLE TELEVISION, INC.
By:	/s/ RONALD J. DOERFLER		By:	/s/ JONATHAN C. MINTZER
	Name: Title:	Ronald J. Doerfler Sr. VP and CFO		Name: Title:	Jonathan C. Mintzer Vice President, General Counsel and
	Dated:	12/31/08			Secretary
				Dated:	12/31/08

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  Exhibit 10.5
AMENDMENT NO. 11 TO SERVICE AGREEMENT
W I T N E S S E T H